Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended
Registration No. 333-196253

NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND

SUPPLEMENT DATED OCTOBER 22, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 30, 2014

1.	The second paragraph of the section “Portfolio Composition—Other Investments—Illiquid Securities” is deleted in its entirety and replaced with the following:

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.